UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             June 9, 2005

Capital One Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, on March 6, 2005, Capital One Financial Corporation, a Delaware corporation (“Capital One”), and Hibernia Corporation, a Louisiana corporation (“Hibernia”), announced they had signed an Agreement and Plan of Merger, dated as of March 6, 2005 (the “Merger Agreement”), pursuant to which Hibernia would merge (the “Merger”) with and into Capital One, with Capital One continuing as the surviving corporation.

The following pro forma financial information of Capital One, giving effect to the Merger, is set forth as Exhibit 99.1 and is incorporated herein by reference:

Preliminary Unaudited Pro Forma Condensed Combined Financial Information.

Notes to the Preliminary Unaudited Pro Forma Condensed Combined Financial Information.

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Capital One and Hibernia caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Capital One and Hibernia, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Hibernia stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Capital One’s and Hibernia’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s Web site http://www.sec.gov. Capital One and Hibernia disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information About the Capital One-Hibernia Transaction

In connection with the proposed merger, Capital One filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2005 a Registration Statement on Form S-4 that included a preliminary proxy statement of Hibernia that also constitutes a preliminary prospectus of Capital One. Hibernia will mail the definitive proxy statement/prospectus, when available, to its stockholders. Investors and security holders are urged to read the definitive proxy statement/prospectus regarding the merger, when it becomes available, because it will contain important information. You may obtain a free copy of the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus (when available) and other related documents filed by Capital One and Hibernia with the SEC at the SEC’s website at www.sec.gov. The preliminary proxy statement/prospectus and the definitive proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Capital One’s website at www.capitalone.com under the tab “Investors” and then under the heading “SEC & Regulatory Filings” or by accessing Hibernia’s website at www.hibernia.com under the tab “About Hibernia” and then under the heading “Investor Relations—SEC Filings.”

Capital One, Hibernia and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Hibernia stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Hibernia stockholders in connection with the proposed merger will be set forth in the definitive proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One’s executive officers and directors in its definitive proxy statement filed with the SEC on March 21, 2005. You can find information about Hibernia’s executive officers and directors in its definitive proxy statement filed with the SEC on March 15, 2005. You can obtain free copies of these documents from Capital One and Hibernia using the contact information above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Preliminary Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: June 9, 2005	By:	/s/ Gary L. Perlin
Gary L. Perlin Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Preliminary Unaudited Pro Forma Condensed Combined Financial Information.

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